Taxes	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
TAXES
15.	TAXES

Income tax

Cayman Islands

The Cayman Islands currently levy no taxes on individuals or corporations based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to our Company levied by the Government of the Cayman Islands save for certain stamp duties which may be applicable, from time to time, on certain instruments.

BVI

NCA is incorporated in the BVI and is not subject to tax on income or capital gains under current BVI law. In addition, upon payments of dividends by these entities to their shareholders, no BVI withholding tax will be imposed.

Hong Kong

Neo-Concept HK is incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. From year of assessment of 2018/2019 onwards, Hong Kong profits tax rates are 8.25% on assessable profits up to HKD2,000,000, and 16.5% on any part of assessable profits over HKD2,000,000. Under Hong Kong tax law, Neo-Concept HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Other jurisdictions

Taxation arising in other jurisdictions such as the UK and the USA is calculated at the rates prevailing in the relevant jurisdictions.

With effect from 1 April 2025, the current main rate of corporation tax in the UK is 25%.

Significant components of the income tax (expense) credit are as follows:

	For the six months ended June 30,
	2025	2026	2026
	HKD	HKD	USD
Current:
Hong Kong	—	—	—
The UK	—	—	—

Deferred
Hong Kong	(144,701)	60,832	7,757
The UK	(740,887)	472,521	60,255
Income tax (expense) credit	(885,588)	533,353	68,012

The following table reconciles Cayman Islands statutory rates to our effective tax rate:

	For the six months ended June 30,
	2025	2026
Income tax rate in the Cayman Islands, permanent tax holiday	—%	—%
Hong Kong statutory income tax rate	16.5%	16.5%
Effect of different tax rates	40.5%	(2.7)%
Tax loss not recognized	9.9%	(17.4)%
Utilization of tax loss	(28.6)%	—%
Temporary difference	—%	5.5%
Income not taxable	(8.0)%	—%
Expenses not taxable	—%	3.6%
Effective tax rate	30.3%	5.5%

Deferred tax assets (liabilities)

Deferred tax assets (liabilities) as of December 31, 2025 and June 30, 2026 consisted of the following:

	As of December 31, 2025	As of June 30, 2026
	HKD	HKD	USD
Deferred tax assets:
Tax loss	1,173,027	904,563	115,349
Allowance for expected credit losses	72,592	133,424	17,014
Total deferred tax assets	1,245,619	1,037,987	132,363
Valuation allowance	(1,173,027)	(904,563)	(115,349)
Deferred tax assets, net of valuation allowance	72,592	133,424	17,014

Deferred tax liabilities:
Depreciation	(2,014,423)	(1,523,388)	(194,260)
Total deferred tax liabilities	(2,014,423)	(1,523,388)	(194,260)

As of December 31, 2025, the Group had no tax loss carry forwards and as of June 30, 2026, the Group had tax loss amounting to HK$ 5,482,197 carry forwards.  For financial reporting purposes, the amount of the net deferred tax assets has been partially offset by a valuation allowance due to uncertainty regarding the realization of the assets. The management evaluated position taken by the company will “more likely than not” be sustained upon examination by the appropriate tax authority. The Company believes that its income tax filing positions and deductions would be sustained and does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no reserves for uncertain tax positions have been recorded.